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                                                                 EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



The Board of Directors
J.B. Hunt Transport Services, Inc.

     We consent to the use of our report incorporated herein by reference.

Little Rock, Arkansas
March 27, 1998

                                   /s/ KPMG PEAT MARWICK LLP
                                   ---------------------------
                                   KPMG Peat Marwick LLP